UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 2, 2015

ACUCELA INC.
(Exact name of registrant as specified in its charter)

Washington	000-5513	02-0592619
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1301 Second Avenue, Suite 4200
Seattle, Washington 98101
(Address of principal executive offices, including zip code)
(206) 805-8300
(Registrant’s telephone number, including area code)
Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On February 2, 2015, Acucela Inc. (“Acucela”) issued a press release confirming that it has received notice from SBI Holdings, Inc., the parent corporation of several Acucela shareholders (collectively, “SBI”) stating its demand that Acucela hold a special meeting of its shareholders for the purposes of removing Acucela’s current board members, other than Dr. Ryo Kubota, and electing a slate of four directors proposed by SBI to fill the resulting vacancies.

Acucela’s Board of Directors is engaged in a process to recommend a slate for election at Acucela’s annual meeting. Once the process has been completed, Acucela’s Board of Directors will formally recommend a slate of nominees that it believes will act in the best interest of all shareholders.

A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit	Description
99.1	Press release dated February 2, 2015.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACUCELA INC.

	By:	/s/ Brian O'Callaghan
Brian O'Callaghan
Date: February 2, 2015		President

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated February 2, 2015.